                                                                  Exhibit 4.5(f)

                                                                  EXECUTION COPY

                              NEW LENDER SUPPLEMENT

                           Dated as of March 31, 2005

         Reference is made to the Amended and Restated Credit Agreement, dated as of December 12, 2003 (amending and restating the Credit Agreement dated as of September 30, 1999) (as amended, supplemented, or otherwise modified from time to time, the "Credit Agreement"), among Tenneco Automotive Inc., a Delaware corporation (the "Borrower"), the several lenders from time to time parties thereto (the "Lenders"), JPMorgan Chase Bank, N.A., a national banking association (as successor to JPMorgan Chase Bank), as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and the other financial institutions named therein as agents for the Lenders (in such capacity, collectively, the "Other Agents"). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         The New Lender identified on Schedule l hereto (the "New Lender"), the Administrative Agent and the Borrower agree as follows:

         1. The New Lender hereby irrevocably makes a Revolving Commitment to the Borrower in the amount set forth on Schedule 1 hereto (the "New Commitment") pursuant to Section 2.6(c) of the Credit Agreement. From and after the Effective Date (as defined below), the New Lender will be a Lender under the Credit Agreement with respect to the New Revolving Commitment, which shall be a Revolving Commitment under the Credit Agreement for all purposes.

         2. The Administrative Agent (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement; and (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any of its Subsidiaries or any other obligor or the performance or observance by the Borrower, any of its Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto.

         3. The New Lender (a) represents and warrants that it is legally authorized to enter into this New Lender Supplement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.1 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this New Lender Supplement;
(c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) assumes and accepts the obligations and rights of a Revolving Lender under the Credit Agreement and agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

         4. The effective date of this New Lender Supplement shall be the Effective Date of the New Revolving Commitment described in Schedule 1 hereto (the "Effective Date"). Following the execution of this New Lender Supplement by each of the New Lender and the Borrower, it will be delivered to the Administrative Agent for acceptance and recording by it pursuant to the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than two Business Days after the date of such acceptance and recording by the Administrative Agent).

         5. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the New Revolving Commitment (including payments of principal, interest, fees and other amounts) to the New Lender for amounts which have accrued on and subsequent to the Effective Date.

         6. From and after the Effective Date, the New Lender shall be a party to the Credit Agreement and, to the extent provided in this New Lender Supplement, have the rights and obligations of a Lender thereunder and shall be bound by the provisions thereof.

         7. The New Lender's address for notices for the purposes of the Agreement is as follows:

                       Wachovia Bank, National Association
                              201 South College St.
                            Charlotte, NC 28244-0002

         8. This New Lender Supplement shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this New Lender Supplement to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.



                     [rest of page intentionally left blank]

                                   Schedule 1
                            to New Lender Supplement

Name of New Lender: Wachovia Bank, National Association
                    ------------------------------------------------------------

Effective Date of New Revolving Commitment: March 31, 2005
                                            ------------------------------------

Principal Amount of New Revolving Commitment: $25,000,000.00
                                              ----------------------------------

WACHOVIA BANK, NATIONAL                   TENNECO AUTOMOTIVE INC., as
ASSOCIATION, as New Lender                Borrower

By: /s/ Jiong Liu                         By:   /s/ John E. Kunz
   ---------------------------------          ----------------------------------
Name: Jiong Liu                           Name: John E. Kunz
Title: Vice President                     Title: Vice President and Treasurer


Acknowledged to and consented by:


JPMORGAN CHASE BANK, N.A.,                JPMORGAN CHASE BANK, N.A.,
as Administrative Agent                   as Issuing Lender

By:  /s/ Richard W. Duker                 By:   /s/ Richard W. Duker
   ---------------------------------          ----------------------------------
Name: Richard W. Duker                    Name: Richard W. Duker
Title: Managing Director                  Title: Managing Director

                                                                 EXECUTION COPY

                              NEW LENDER SUPPLEMENT

                           Dated as of March 31, 2005

         Reference is made to the Amended and Restated Credit Agreement, dated as of December 12, 2003 (amending and restating the Credit Agreement dated as of September 30, 1999) (as amended, supplemented, or otherwise modified from time to time, the "Credit Agreement"), among Tenneco Automotive Inc., a Delaware corporation (the "Borrower"), the several lenders from time to time parties thereto (the "Lenders"), JPMorgan Chase Bank, N.A., a national banking association (as successor to JPMorgan Chase Bank), as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and the other financial institutions named therein as agents for the Lenders (in such capacity, collectively, the "Other Agents"). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         The New Lender identified on Schedule l hereto (the "New Lender"), the Administrative Agent and the Borrower agree as follows:

         1. The New Lender hereby irrevocably makes a Revolving Commitment to the Borrower in the amount set forth on Schedule 1 hereto (the "New Commitment") pursuant to Section 2.6(c) of the Credit Agreement. From and after the Effective Date (as defined below), the New Lender will be a Lender under the Credit Agreement with respect to the New Revolving Commitment, which shall be a Revolving Commitment under the Credit Agreement for all purposes.

         2. The Administrative Agent (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement; and (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any of its Subsidiaries or any other obligor or the performance or observance by the Borrower, any of its Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto.

         3. The New Lender (a) represents and warrants that it is legally authorized to enter into this New Lender Supplement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.1 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this New Lender Supplement;
(c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) assumes and accepts the obligations and rights of a Revolving Lender under the Credit Agreement and agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

         4. The effective date of this New Lender Supplement shall be the Effective Date of the New Revolving Commitment described in Schedule 1 hereto (the "Effective Date"). Following the execution of this New Lender Supplement by each of the New Lender and the Borrower, it will be delivered to the Administrative Agent for acceptance and recording by it pursuant to the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than two Business Days after the date of such acceptance and recording by the Administrative Agent).

         5. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the New Revolving Commitment (including payments of principal, interest, fees and other amounts) to the New Lender for amounts which have accrued on and subsequent to the Effective Date.

         6. From and after the Effective Date, the New Lender shall be a party to the Credit Agreement and, to the extent provided in this New Lender Supplement, have the rights and obligations of a Lender thereunder and shall be bound by the provisions thereof.

         7. The New Lender's address for notices for the purposes of the Agreement is as follows:

                              Charter One Bank, NA
                                 71 South Wacker
                                   Suite 2900
                                Chicago, IL 60606

         8. This New Lender Supplement shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this New Lender Supplement to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.



                     [rest of page intentionally left blank]

                                   Schedule 1
                            to New Lender Supplement

Name of New Lender: Charter One Bank, NA
                    ------------------------------------------------------------

Effective Date of New Revolving Commitment: March 31, 2005
                                            ------------------------------------

Principal Amount of New Revolving Commitment:  $20,000,000.00
                                               ---------------------------------

CHARTER ONE BANK, NA, as New Lender       TENNECO AUTOMOTIVE INC., as Borrower

By:  /s/ Stephanie Epkins                 By:  /s/ John E. Kunz
   ----------------------------------        -----------------------------------
Name: Stephanie Epkins                    Name: John E. Kunz
Title: Vice President                     Title: Vice President and Treasurer


Acknowledged to and consented by:

JPMORGAN CHASE BANK, N.A.,                JPMORGAN CHASE BANK, N.A.,
as Administrative Agent                   as Issuing Lender

By:  /s/ Richard W. Duker                 By:  /s/ Richard W. Duker
   ----------------------------------        -----------------------------------
Name: Richard W. Duker                    Name: Richard W. Duker
Title: Managing Director                  Title: Managing Director

                                                                  EXECUTION COPY

                              NEW LENDER SUPPLEMENT

                           Dated as of March 31, 2005

         Reference is made to the Amended and Restated Credit Agreement, dated as of December 12, 2003 (amending and restating the Credit Agreement dated as of September 30, 1999) (as amended, supplemented, or otherwise modified from time to time, the "Credit Agreement"), among Tenneco Automotive Inc., a Delaware corporation (the "Borrower"), the several lenders from time to time parties thereto (the "Lenders"), JPMorgan Chase Bank, N.A., a national banking association (as successor to JPMorgan Chase Bank), as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and the other financial institutions named therein as agents for the Lenders (in such capacity, collectively, the "Other Agents"). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         The New Lender identified on Schedule l hereto (the "New Lender"), the Administrative Agent and the Borrower agree as follows:

         1. The New Lender hereby irrevocably makes a Revolving Commitment to the Borrower in the amount set forth on Schedule 1 hereto (the "New Commitment") pursuant to Section 2.6(c) of the Credit Agreement. From and after the Effective Date (as defined below), the New Lender will be a Lender under the Credit Agreement with respect to the New Revolving Commitment, which shall be a Revolving Commitment under the Credit Agreement for all purposes.

         2. The Administrative Agent (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement; and (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any of its Subsidiaries or any other obligor or the performance or observance by the Borrower, any of its Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto.

         3. The New Lender (a) represents and warrants that it is legally authorized to enter into this New Lender Supplement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.1 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this New Lender Supplement;
(c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) assumes and accepts the obligations and rights of a Revolving Lender under the Credit Agreement and agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

         4. The effective date of this New Lender Supplement shall be the Effective Date of the New Revolving Commitment described in Schedule 1 hereto (the "Effective Date"). Following the execution of this New Lender Supplement by each of the New Lender and the Borrower, it will be delivered to the Administrative Agent for acceptance and recording by it pursuant to the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than two Business Days after the date of such acceptance and recording by the Administrative Agent).

         5. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the New Revolving Commitment (including payments of principal, interest, fees and other amounts) to the New Lender for amounts which have accrued on and subsequent to the Effective Date.

         6. From and after the Effective Date, the New Lender shall be a party to the Credit Agreement and, to the extent provided in this New Lender Supplement, have the rights and obligations of a Lender thereunder and shall be bound by the provisions thereof.

         7. The New Lender's address for notices for the purposes of the Agreement is as follows:

                            Wells Fargo Foothill, LLC
                              2450 Colorado Avenue
                                 Suite 3000 West
                             Santa Monica, CA 90404

         8. This New Lender Supplement shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this New Lender Supplement to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.



                     [rest of page intentionally left blank]

                                   Schedule 1
                            to New Lender Supplement

Name of New Lender: Wells Fargo Foothill, LLC
                    ------------------------------------------------------------

Effective Date of New Revolving Commitment: March 31, 2005
                                            ------------------------------------

Principal Amount of New Revolving Commitment:  $20,000,000.00
                                               ---------------------------------

WELLS FARGO FOOTHILL, LLC, as New         TENNECO AUTOMOTIVE INC., as Borrower
Lender

By:  /s/ Sanat S. Amladi                  By:   /s/ John E. Kunz
   ----------------------------------         ----------------------------------
Name: Sanat S. Amladi                     Name: John E. Kunz
Title: Vice President                     Title: Vice President and Treasurer


Acknowledged to and consented by:


JPMORGAN CHASE BANK, N.A.,                JPMORGAN CHASE BANK, N.A.,
as Administrative Agent                   as Issuing Lender

By:  /s/ Richard W. Duker                 By:   /s/ Richard W. Duker
   ----------------------------------         ----------------------------------
Name: Richard W. Duker                    Name: Richard W. Duker
Title: Managing Director                  Title: Managing Director